EXHIBIT 99.2

# ESSEX

PROPERTY TRUST, INC.

## *Fourth Quarter 2012*

*Earnings Release & Supplemental Financial Information*

**Pacific Electric Lofts**

Los Angeles, CA

314 Units

Acquired December 2012

**Investor Relations Contact:**
Barb Pak
Director of Investor Relations
(650) 849-1667

**Essex Property Trust, Inc.**
925 East Meadow Drive
Palo Alto, CA 94303
(650) 494-3700

Q4 2012 Supplemental

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Year Ended
(Dollars in thousands, except per share amounts)	December 31,		December 31,
	2012	2011	2012	2011

Revenues:
Rental and other property	$141,628	$122,373	$531,936	$465,713
Management and other fees	3,177	2,196	11,489	6,780
	144,805	124,569	543,425	472,493

Expenses:
Property operating	46,197	39,951	174,088	159,234
Depreciation	45,017	39,640	170,592	151,428
General and administrative	6,866	5,305	23,307	20,694
Cost of management and other fees	1,620	1,449	6,513	4,610
	99,700	86,345	374,500	335,966
Earnings from operations	45,105	38,224	168,925	136,527

Interest expense before amortization	(25,864)	(25,082)	(100,244)	(91,694)
Amortization expense	(2,963)	(2,951)	(11,644)	(11,474)
Interest and other income	2,963	4,782	13,833	17,139
Equity income (loss) from co-investments	32,747	(137)	41,745	(467)
Gain on remeasurement of co-investment	-	-	21,947	-
Loss on early retirement of debt	(2,348)	(343)	(5,009)	(1,163)
Income before discontinued operations	49,640	14,493	129,553	48,868
Income from discontinued operations	-	3,375	10,037	8,648
Net income	49,640	17,868	139,590	57,516
Net income attributable to noncontrolling interest	(4,479)	(2,564)	(14,306)	(10,446)
Net income attributable to controlling interest	45,161	15,304	125,284	47,070
Dividends to preferred stockholders	(1,368)	(1,367)	(5,472)	(4,753)
Excess of cash paid to redeem preferred stock and units over the carrying value	-	-	-	(1,949)
Net income available to common stockholders	$43,793	$13,937	$119,812	$40,368

Net income per share - basic	$1.22	$0.42	$3.42	$1.24

Net income per share - diluted	$1.22	$0.42	$3.41	$1.24

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Year Ended
Selected Line Item Detail	December 31,		December 31,
(Dollars in thousands)	2012	2011	2012	2011

Rental and other property
Rental	$131,589	$113,825	$495,320	$433,776
Other property	10,039	8,548	36,616	31,937
Rental and other property	$141,628	$122,373	$531,936	$465,713

Management and other fees
Management	$2,264	$1,778	$8,457	$5,428
Development and redevelopment	913	418	3,032	1,352
Management and other fees	$3,177	$2,196	$11,489	$6,780

Property operating expenses
Real estate taxes	$13,181	$11,086	$48,651	$43,706
Administrative and insurance	10,820	8,598	41,581	37,043
Maintenance and repairs	10,053	8,998	36,827	34,221
Utilities	8,984	8,179	34,386	32,298
Property management	3,159	3,090	12,643	11,966
Property operating expenses	$46,197	$39,951	$174,088	$159,234

General and administrative
General and administrative	$13,367	$11,007	$48,651	$41,601
Allocated to cost of management and other fees	(1,620)	(1,449)	(6,513)	(4,610)
Allocated to property operating expenses - administrative	(3,159)	(3,090)	(12,643)	(11,966)
Capitalized to real estate	(1,722)	(1,163)	(6,188)	(4,331)
Net general and administrative	$6,866	$5,305	$23,307	$20,694

Interest and other income
Marketable securities and other interest income	$1,826	$1,497	$7,087	$5,878
Notes receivable	839	1,189	3,628	4,443
Gain from sale of marketable securities	298	414	819	4,956
Co-investment promote fee	-	-	2,299	-
Tax benefit - taxable REIT subsidiary	-	1,682	-	1,682
Gain on sale of land	-	-	-	180
Interest and other income	$2,963	$4,782	$13,833	$17,139

Equity income (loss) from co-investments
Equity income (loss) from co-investments	$230	$(1,555)	$(814)	$(4,917)
Income from preferred equity investments	3,405	1,418	13,447	3,531
Gain on sale of co-investment	29,112	-	29,112	919
Equity income (loss) from co-investments	$32,747	$(137)	$41,745	$(467)

Noncontrolling interest
Limited partners of Essex Portfolio, L.P.	$2,781	$1,027	$7,950	$3,229
DownREIT limited partners' distributions	1,074	1,071	4,367	4,207
Perpetual preferred distributions	-	-	-	1,650
Third-party ownership interest	624	466	1,989	1,360
Noncontrolling interest	$4,479	$2,564	$14,306	$10,446

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Funds From Operations	Three Months Ended			Year Ended
(Dollars in thousands, except share and per share amounts)	December 31,			December 31,
	2012	2011	% Change	2012	2011	% Change

Funds from operations
Net income available to common stockholders	$43,793	$13,937		$119,812	$40,368
Adjustments:
Depreciation	45,017	39,863		170,686	152,544
Gains not included in FFO, net of internal disposition costs (1)	(29,112)	(3,159)		(60,842)	(7,543)
Depreciation add back from unconsolidated co-investments, and add back convertible preferred dividend - Series G	3,365	4,145		14,467	12,642
Noncontrolling interest related to Operating Partnership units	2,781	1,027		7,950	3,228
Depreciation attributable to noncontrolling interest	(319)	(277)		(1,223)	(1,066)
Funds from operations	$65,525	$55,536		$250,850	$200,173
FFO per share-diluted	$1.72	$1.55	10.7%	$6.71	$5.74	16.9%

Components of the change in FFO
Non-core items:
Loss on early retirement of debt	2,348	343		5,009	1,163
Acquisition costs	1,480	181		2,255	1,231
Gain on sales of marketable securities	(298)	(414)		(819)	(4,956)
Co-investment promote income	-	-		(2,299)	-
Tax benefit - TRS activity	-	(1,682)		-	(1,682)
Gain on sale of co-investment	-	-		-	(919)
Gain on sale of land	-	-		-	(180)
Excess of cash paid to redeem preferred stock and units over the carrying value	-	-		-	1,949
Core funds from operations	69,055	53,964		254,996	196,779
Core FFO per share-diluted	$1.81	$1.51	20.0%	$6.82	$5.64	20.9%

Changes in core items:
Same-property NOI	$5,301			$26,707
Non-same property NOI	7,708			24,662
Management and other fees, net	810			2,806
Equity income (loss) from co-investments	2,992			15,844
Interest and other income	(21)			394
Interest and amortization expense	(794)			(8,720)
General and administrative	(262)			(1,589)
Perpetual preferred distributions	-			1,650
Dividends to preferred stockholders	(1)			(719)
Discontinued operations	(439)			(1,872)
Other items, net	(203)			(946)
	$15,091			$58,217

Weighted average number of shares outstanding diluted (2)	38,182,569	35,818,631		37,377,986	34,860,521

(1)
In Q4 2012, the Company's pro-rata share of its gain from the sale of seven  communities is net of costs related to a disposition incentive program attributable to the sale of certain communities and selling expenses.   In Q1 2012, the gain from the sale of two communities is net of costs related to a disposition incentive program attributable to the sale of certain communities and selling expenses.

(2)	Assumes conversion of the weighted average operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Balance Sheets
(Dollars in thousands)
	December 31, 2012	December 31, 2011

Real Estate:
Land and land improvements	$1,003,171	$860,661
Buildings and improvements	4,030,501	3,452,403
	5,033,672	4,313,064
Less: accumulated depreciation	(1,081,517)	(920,026)
	3,952,155	3,393,038
Real estate for development	66,851	44,280
Co-investments	571,345	383,412
	4,590,351	3,820,730
Cash and cash equivalents	42,126	35,463
Marketable securities	92,713	74,275
Notes and other receivables	66,163	66,369
Other assets	55,870	40,127
Total assets	$4,847,223	$4,036,964

Mortgage notes payable	$1,565,599	$1,745,858
Unsecured debt	1,112,084	465,000
Lines of credit	141,000	150,000
Other liabilities	137,469	114,968
Derivative liabilities	6,606	3,061
Total liabilities	2,962,758	2,478,887

Cumulative convertible preferred stock, carrying value	4,349	4,349

Stockholders' equity and noncontrolling interest:
Common stock	3	3
Cumulative redeemable preferred stock, liquidation value	73,750	73,750
Additional paid-in-capital	2,204,778	1,844,611
Distributions in excess of accumulated earnings	(444,466)	(408,066)
Accumulated other comprehensive loss	(69,261)	(72,771)
Total stockholders' equity	1,764,804	1,437,527
Noncontrolling interest	115,312	116,201
Total stockholders' equity and noncontrolling interest	1,880,116	1,553,728
Total liabilities and equity	$4,847,223	$4,036,964

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Debt Summary - December 31 2012
(Dollars in thousands)

					Scheduled principal payments (excludes lines of credit)

	Percentage		Weighted Average						Weighted	Percentage
	of Total	Balance	Interest	Maturity		Balance Outstanding			Average Interest	of Total
	Debt	Outstanding	Rate	In Years		Secured	Unsecured	Total	Rate	Debt
Mortgage Notes Payable
Fixed rate - secured	48%	$1,363,731	6.0%	5.8	2013	$57,621	$-	$57,621	4.2%	2.2%
Variable rate - secured (1)	7%	201,868	1.9%	18.8	2014	65,342	-	65,342	5.4%	2.4%
Total mortgage notes payable	55%	1,565,599	5.4%	7.5	2015	68,926	-	68,926	5.2%	2.6%
					2016	12,656	350,000	362,656	3.5%	13.5%
Unsecured Debt					2017	185,301	190,000	375,301	4.4%	14.0%
Bonds private placement - fixed rate	17%	465,000	4.5%	6.2	2018	294,924	-	294,924	5.8%	11.0%
Bonds public offering - fixed rate	11%	297,084	3.7%	9.6	2019	260,946	75,000	335,946	5.6%	12.5%
Term loan (2)	12%	350,000	2.7%	4.2	2020	406,547	-	406,547	6.4%	15.2%
	40%	1,112,084	3.7%	6.5	2021	48,236	200,000	248,236	5.0%	9.3%
Unsecured Lines of Credit					2022	-	297,084	297,084	3.7%	11.1%
Line of credit (3)	5%	141,000	2.3%		2023	-	-	-	-	-
Line of credit (4)	-	-	2.3%		Thereafter	165,100	-	165,100	1.5%	6.2%
Total lines of credit	5%	141,000	2.3%
					Total	$1,565,599	$1,112,084	$2,677,683	4.7%	100.0%
Total debt	100%	$2,818,683	4.6%

Capitalized interest for the three months and twelve months ended December 31, 2012 was approximately $3.6 million and $10.3 million, respectively.

(1)	$201.9 million of the variable rate debt is tax exempt to the note holders, and $187.8 million of the tax exempt debt is subject to interest rate protection agreements.
(2)
The unsecured term loan has a variable interest rate of LIBOR plus 1.20%.   The Company has entered into interest rate swap contracts for a term of five years with a notional amount totaling $300 million, which effectively converts the interest rate on $300 million of the term loan to a fixed rate.

(3)
The unsecured line of credit facility was $500 million and the facility was increased to $600 million in January 2013.  The line matures in December 2015 with two one-year extensions, exercisable at the Company's option.  The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 1.075%.

(4)
The unsecured line of credit facility is $25 million and matures in January 2014 with a one-year extension, exercisable at the Company's option.  The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 1.075%.

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Capitalization Data, Public Bond Covenants, Credit Ratings and Selected Credit Ratios - December 31, 2012
(Dollars and shares in thousands, except per share amounts)

Capitalization Data		Public Bond Covenants	Actual	Requirement
Total debt	$2,818,683
		Debt to Total Assets:	48%	< 65%
Common stock and potentially dilutive securities
Common stock outstanding	36,443
Limited partnership units (1)	2,122
Options-treasury method	148	Secured Debt to Total Assets:	27%	< 40%
Total share of common stock and potentially dilutive securities	38,713

Common stock price per share as of December 31, 2012	$146.65
		Interest Coverage:	331%	> 150%
Market value of common stock and potentially dilutive securities	$5,677,261

Preferred stock	$73,079	Unsecured Debt Ratio (1) :	260%	> 150%

Total equity capitalization	$5,750,340
		Selected Credit Ratios	Actual
Total market capitalization	$8,569,023

Ratio of debt to total market capitalization	32.9%	Indebtedness Divided by Adjusted EBITDA (2):	7.2x

(1) Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company's common stock.		Unencumbered NOI to Total NOI:	55%

(1) Unsecured Debt Ratio is unsecured assets excluding investments in joint ventures divided by unsecured indebtedness.
Credit Ratings
Rating Agency	Rating	Outlook	(2) Adjusted EBITDA is annualized current quarter NOI adjusted for non-recurring items and proforma NOI for current quarter acquisitions.
Fitch	BBB+	Stable
Moody's	Baa2	Stable
Standard & Poors	BBB	Stable

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Property Operating Results - Quarters ended December 31, 2012 and 2011
(Dollars in thousands, except per unit amounts)
	Southern California			Northern California			Seattle Metro			Other real estate assets (1)		Total
	2012	2011	% Change	2012	2011	% Change	2012	2011	% Change	2012	2011	2012	2011	% Change

Revenues:
Same-property revenue	$57,918	$55,698	4.0%	$41,338	$38,024	8.7%	$21,977	$20,431	7.6%	$-	$-	$121,233	$114,153	6.2%
Non-same property revenue (2)	7,350	2,244		6,190	1,809		3,651	1,040		3,204	3,127	20,395	8,220
Total Revenues	$65,268	$57,942		$47,528	$39,833		$25,628	$21,471		$3,204	$3,127	$141,628	$122,373

Property operating expenses:
Same-property operating expenses
Real estate taxes	$4,903	$4,799		$3,738	$3,511		$1,892	$1,705		$-	$-	$10,533	$10,015	5.2%
Administrative and insurance	5,267	4,755		2,763	2,439		1,677	1,514		-	-	9,707	8,708	11.5%
Maintenance and repairs	4,228	4,027		2,566	2,726		1,682	1,731		-	-	8,476	8,484	-0.1%
Utilities	3,578	3,402		2,603	2,611		1,769	1,684		-	-	7,950	7,697	3.3%
Management fees	1,353	1,353		848	831		604	604		-	-	2,805	2,788	0.6%
Total same-property operating expenses	19,329	18,336	5.4%	12,518	12,118	3.3%	7,624	7,238	5.3%	-	-	$39,471	$37,692	4.7%
Non-same property operating expenses (2)	2,646	883		2,210	795		1,319	355		551	226	6,726	2,259
Total property operating expenses	$21,975	$19,219		$14,728	$12,913		$8,943	$7,593		$551	$226	$46,197	$39,951

Net operating income (NOI):
Same-property NOI	$38,589	$37,362	3.3%	$28,820	$25,906	11.2%	$14,353	$13,193	8.8%	$-	$-	$81,762	$76,461	6.9%
Non-same property NOI (2)
Redevelopment communities	-	-		-	-		566	484		-	-	566	484
Acquired communities - 2012 (3)	3,031	-		2,172	-		1,221	-		-	-	6,424	-
Acquired communities - 2011 (4)	-	-		550	434		545	201				1,095	635
Development communities (5)	1,673	1,361		1,258	580		-	-		-	-	2,931	1,941
Other real estate assets (1)	-	-		-	-		-	-		2,653	2,901	2,653	2,901
Total non-same property NOI	4,704	1,361		3,980	1,014		2,332	685		2,653	2,901	13,669	5,961
Total NOI	$43,293	$38,723		$32,800	$26,920		$16,685	$13,878		$2,653	$2,901	$95,431	$82,422

Same-property operating margin	67%	67%		70%	68%		65%	65%				67%	67%
Annualized same-property turnover percentage	48%	45%		45%	41%		41%	34%				46%	42%
Average same-property concessions per turn (6)	$142	$201		$171	$169		$147	$202				$152	$192

Reconciliation of apartment units at end of period
Same-property apartment units	12,556			7,701			5,743					26,000
Consolidated apartment units	13,656	13,205		8,987	8,106		6,598	6,108				29,241	27,419
Joint venture	1,788	1,909		1,236	1,895		1,237	1,530				4,261	5,334
Under development	492	371		1,728	589		275	275				2,495	1,235
Total apartment units at end of period	15,936	15,485		11,951	10,590		8,110	7,913				35,997	33,988
Percentage of total	44%	46%		33%	31%		23%	23%				100%	100%

Average same-property financial occupancy	95.9%	96.4%		96.4%	96.8%		96.0%	96.3%				96.1%	96.6%
(1)	Other real estate assets consists mainly of retail space, commercial properties, and boat slips and their operating results are classified in non-same property results.
(2)	Includes properties which subsequent to January 1, 2011 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)	Acquired communities during 2012 includes Reed Square, Essex Skyline at MacArthur Place, Park Catalina, The Huntington, Montebello, Park West, Domaine, Ascent, Willow Lake, and Bennett Lofts.
(4)	Acquired communities during 2011 includes 1000 Kiely, Bernard and Delano (which includes Bon Terra acquired in January 2012, but results are included as part of Delano).
(5)	Development communities include Allegro, Bellerive, Muse, Santee Village and Via.
(6)
Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage for the quarter times the same-property apartment units.

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Property Operating Results - Year ended December 31, 2012 and 2011
(Dollars in thousands, except per unit amounts)

	Southern California			Northern California			Seattle Metro			Other real estate assets (1)			Total
	2012	2011	% Change	2012	2011	% Change	2012	2011	% Change	2012		2011	2012	2011	% Change

Revenues:
Same-property revenue	$227,768	$218,626	4.2%	$159,993	$146,008	9.6%	$85,373	$78,785	8.4%	$		$-	$473,134	$443,419	6.7%
Non-same property revenue (2)	21,756	4,678		15,332	3,449		9,335	3,182			12,379	10,985	58,802	22,294
Total Revenues	$249,524	$223,304		$175,325	$149,457		$94,708	$81,967			$12,379	$10,985	$531,936	$465,713

Property operating expenses:
Same-property operating expenses
Real estate taxes	$19,202	$18,966		$15,105	$14,775		$7,230	$6,848			$-	$-	$41,537	$40,589	2.3%
Administrative and insurance	20,562	19,905		10,881	10,287		6,622	6,426			-	-	38,065	36,618	4.0%
Maintenance and repairs	16,123	16,007		10,401	10,336		6,319	6,303			-	-	32,843	32,646	0.6%
Utilities	14,059	14,060		10,323	10,173		6,837	6,645			-	-	31,219	30,878	1.1%
Management fees	5,410	5,402		3,364	3,298		2,417	2,416			-	-	11,191	11,116	0.7%
Total same-property operating expenses	75,356	74,340	1.4%	50,074	48,869	2.5%	29,425	28,638	2.7%		-	-	154,855	151,847	2.0%
Non-same property operating expenses (2)	8,006	2,445		4,711	1,541		3,207	1,156			3,309	2,245	19,233	7,387
Total property operating expenses	$83,362	$76,785		$54,785	$50,410		$32,632	$29,794			$3,309	$2,245	$174,088	$159,234

Net operating income (NOI):
Same-property NOI	$152,412	$144,286	5.6%	$109,919	$97,139	13.2%	$55,948	$50,147	11.6%		$-	$-	$318,279	$291,572	9.2%
Non-same property NOI (2)
Redevelopment communities	-	-		-	-		2,040	1,798			-	-	2,040	1,798
Acquired communities - 2012 (3)	7,358	-		2,943	-		1,859	-			-	-	12,160	-
Acquired communities - 2011 (4)	-	-		2,064	1,223		2,229	228			-	-	4,293	1,451
Development communities (5)	6,392	2,233		5,614	685		-	-			-	-	12,006	2,918
Other real estate assets (1)	-	-		-	-		-	-			9,070	8,740	9,070	8,740
Total non-same property NOI	13,750	2,233		10,621	1,908		6,128	2,026			9,070	8,740	39,569	14,907
Total NOI	$166,162	$146,519		$120,540	$99,047		$62,076	$52,173			$9,070	$8,740	$357,848	$306,479

Same-property operating margin	67%	66%		69%	67%		66%	64%					67%	66%
Annualized same-property turnover percentage	53%	51%		51%	48%		49%	46%					52%	49%
Average same-property concessions per turn (6)	$130	$153		$133	$153		$115	$116					$128	$146
Average same-property financial occupancy	96.1%	96.1%		96.7%	96.7%		96.1%	96.1%					96.3%	96.3%

(1)	Other real estate assets consists mainly of retail space, commercial properties, and boat slips and their operating results are classified in non-same property results.
(2)	Includes properties which subsequent to January 1, 2011 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)	Acquired communities during 2012 includes Reed Square, Essex Skyline at MacArthur Place, Park Catalina, The Huntington, Montebello, Park West, Domaine, Ascent, Willow Lake, and Bennett Lofts.
(4)	Acquired communities during 2011 includes 1000 Kiely, Bernard and Delano (which includes Bon Terra acquired in January 2012, but results are included as part of Delano).
(5)	Development communities include Allegro, Bellerive, Muse, Santee Village and Via.
(6)
Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage for the quarter times the same-property apartment units.

See Company's 10-K and 10-Q for additional disclosures

S-7.1

E S S E X  P R O P E R T Y  T R U S T, I N C.

Revenue by County - Quarters ended December 31, 2012, December 31, 2011 and September 30, 2012
(Dollars in thousands)

		Average Property Rental Rates			December 31, 2012		December 31, 2011
Region	Units	QTD 2012	QTD 2011	% Change	Property Revenue	Financial Occupancy	Property Revenue	Financial Occupancy	Property Revenue % Change	Property Revenue September 30, 2012	Sequential % Change

Southern California
Los Angeles County	4,420	$1,712	$1,623	5.5%	$23,196	96.1%	$22,004	96.7%	5.4%	$22,839	1.6%
Ventura County	2,898	1,377	1,328	3.7%	12,323	96.4%	11,941	96.5%	3.2%	12,207	1.0%
San Diego County	2,213	1,205	1,180	2.1%	8,274	96.1%	8,096	96.9%	2.2%	8,180	1.1%
Orange County	2,402	1,629	1,566	4.0%	11,802	95.8%	11,486	96.9%	2.8%	11,718	0.7%
Santa Barbara County	347	1,668	1,657	0.7%	1,679	92.1%	1,541	87.6%	9.0%	1,614	4.0%
Riverside County	276	797	771	3.4%	644	91.9%	630	94.8%	2.2%	665	-3.2%
Total same-property	12,556	1,508	1,448	4.1%	57,918	95.9%	55,698	96.4%	4.0%	57,223	1.2%
Los Angeles County	475	2,150			2,954		2,244
Orange County	625	2,401			4,396		-
Non-same property	1,100	2,596			7,350		2,244

Northern California
Santa Clara County	3,266	1,857	1,682	10.4%	18,361	96.1%	16,744	97.1%	9.7%	18,015	1.9%
Contra Costa County	1,720	1,640	1,549	5.9%	8,652	96.7%	8,176	97.1%	5.8%	8,470	2.1%
Alameda County	1,542	1,559	1,462	6.6%	7,535	96.9%	6,974	96.2%	8.0%	7,370	2.2%
San Mateo County	768	1,922	1,710	12.4%	4,571	96.9%	4,075	97.2%	12.2%	4,425	3.3%
San Francisco MSA	175	2,140	1,947	9.9%	1,121	95.7%	1,005	94.3%	11.5%	1,083	3.5%
Other	230	1,573	1,523	3.3%	1,098	97.1%	1,050	96.3%	4.6%	1,064	3.2%
Total same-property	7,701	1,753	1,612	8.7%	41,338	96.4%	38,024	96.8%	8.7%	40,427	2.3%
San Francisco MSA	273	2,412			879		-
Santa Clara County	1,013	1,862			5,311		1,809
Non-same property	1,286	2,045			6,190		1,809

Seattle Metro
King County	5,278	1,234	1,146	7.7%	20,643	96.1%	19,214	96.4%	7.4%	20,248	2.0%
Snohomish County	465	906	826	9.7%	1,334	95.8%	1,217	95.8%	9.6%	1,294	3.1%
Total same-property	5,743	1,207	1,120	7.8%	21,977	96.0%	20,431	96.3%	7.6%	21,542	2.0%
King County	855	1,262			3,651		1,040
Non-same property	855	1,262			3,651		1,040

Other real estate assets					3,204		3,127

Total same-property revenue	26,000	$1,514	$1,424	6.4%	$121,233	96.1%	$114,153	96.6%	6.2%	$119,192	1.7%

Total non-same property revenue	3,241	$1,968			$20,395		$8,220

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Revenue by County - Year ended December 31, 2012 and 2011
(Dollars in thousands)

		Average Property Rental Rates			Year ended 2012		Year ended 2011
Region	Units	YTD 2012	YTD 2011	% Change	Property Revenue	Financial Occupancy	Property Revenue	Financial Occupancy	Property Revenue % Change

Southern California
Los Angeles County	4,420	$1,677	$1,596	5.1%	$90,805	96.4%	$86,003	96.3%	5.6%
Ventura County	2,898	1,357	1,316	3.1%	48,589	96.4%	46,955	96.2%	3.5%
San Diego County	2,213	1,194	1,163	2.7%	32,652	96.1%	31,886	96.5%	2.4%
Orange County	2,402	1,603	1,548	3.6%	46,523	96.0%	44,702	96.2%	4.1%
Santa Barbara County	347	1,667	1,664	0.2%	6,642	91.6%	6,579	91.3%	1.0%
Riverside County	276	788	755	4.4%	2,557	92.5%	2,501	94.3%	2.2%
Total same-property	12,556	1,484	1,429	3.8%	227,768	96.1%	218,626	96.1%	4.2%
Los Angeles County	475	2,149			10,617		4,678
Orange County	625	2,869			11,139		-
Non-same property	1,100	2,355			21,756		4,678

Northern California
Santa Clara County	3,266	1,788	1,600	11.8%	70,981	96.8%	63,816	97.2%	11.2%
Contra Costa County	1,720	1,606	1,500	7.1%	33,675	96.4%	31,367	96.4%	7.4%
Alameda County	1,542	1,515	1,419	6.8%	29,270	96.8%	27,176	96.1%	7.7%
San Mateo County	768	1,837	1,639	12.1%	17,451	97.2%	15,547	97.1%	12.2%
San Francisco MSA	175	2,046	1,899	7.7%	4,292	95.9%	3,962	95.6%	8.3%
Other	230	1,548	1,511	2.4%	4,324	96.0%	4,140	95.2%	4.4%
Total same-property	7,701	1,696	1,550	9.4%	159,993	96.7%	146,008	96.7%	9.6%
San Francisco MSA	273	2,411			912		-
Santa Clara County	1,013	1,954			14,420		3,449
Non-same property	1,286	2,106			15,332		3,449

Seattle Metro
King County	5,278	1,199	1,109	8.1%	80,264	96.3%	74,102	96.2%	8.3%
Snohomish County	465	876	801	9.4%	5,109	95.1%	4,683	95.3%	9.1%
Total same-property	5,743	1,173	1,084	8.2%	85,373	96.1%	78,785	96.1%	8.4%
King County	855	1,460			9,335		3,182
Non-same property	855	1,460			9,335		3,182

Other real estate assets					12,379		10,985

Total same-property revenue	26,000	$1,478	$1,388	6.5%	$473,134	96.3%	$443,419	96.3%	6.7%

Total non-same property revenue	3,241	$1,974			$58,802		$22,294

See Company's 10-K and 10-Q for additional disclosures

S-8.1

E S S E X  P R O P E R T Y  T R U S T, I N C.

Development Pipeline - December 31, 2012
(Dollars in millions)

		Ownership %	Estimated Units	Estimated retail sq. feet	Incurred to Date	Remaining Costs	Estimated Total Cost	Construction Start	Initial Occupancy	Stabilized Operations
Development Projects - Consolidated
Project Name	Location
64th & Christie	Emeryville, CA	100%	190	-	$18.1	$40.1	$58.2	Jul-12	Aug-14	Feb-15
Valley Village	Valley Village, CA	(1)	121	-	1.5	36.1	37.6	Jul-12	Jan-14	Jun-14
Total - Consolidated Development Projects			311	-	19.6	76.2	95.8

Development Projects - Joint Venture
Project Name	Location
Expo	Seattle, WA	50%	275	17,000	64.5	5.5	70.0	May-11	Oct-12	Apr-13
Epic - Phase I and II	San Jose, CA	55%	569	-	128.2	63.4	191.6	Aug-11	May-13	Dec-14
Connolly Station (fka Linc)	Dublin, CA	55%	309	-	51.6	42.9	94.5	Aug-11	Aug-13	May-14
The Huxley (fka Fountain at La Brea)	West Hollywood, CA	50%	187	18,200	46.2	28.8	75.0	Oct-11	Jan-14	Jul-14
The Dylan (fka Santa Monica at La Brea)	West Hollywood, CA	50%	184	12,750	41.3	34.1	75.4	Dec-11	Apr-14	Oct-14
Folsom and Fifth	San Francisco, CA	55%	463	9,300	88.5	161.5	250.0	Jun-12	Apr-14	Mar-15
Elkhorn	San Mateo, CA	55%	197	-	24.6	51.5	76.1	Aug-12	Jun-14	Dec-14
Total - Joint Venture Development Projects			2,184	57,250	444.9	387.7	832.6

Predevelopment Projects
Project Name	Location
City Centre	Moorpark, CA	100%	200	-	9.7	-	9.7
Epic - Phase III	San Jose, CA	55%	200	-	19.8	-	19.8
Main Street	Walnut Creek, CA	50%	49	35,000	28.5	-	28.5
Other Projects			-	-	1.6	-	1.6
Total - Joint Venture Predevelopment Projects			449	35,000	59.6	-	59.6

Land Held for Future Development or Sale
Project Name	Location
Park Boulevard	Palo Alto, CA	(2)	50	-	7.5	-	7.5

Grand Total - Development Pipeline			2,994	92,250	$531.6	$463.9	$995.5
(1)	The Company invested $1.0 million and has incurred $0.5 million of additional internal costs as part of an agreement to purchase the property upon receipt of temporary certificate of occupancy for total estimated cost of $37.6 million, which is expected in the first quarter of 2014.
(2)	This property was sold in January 2013 for approximately $9.1 million, representing a gain on sale of approximately $1.5 million.

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Redevelopment Pipeline and Capital Expenditures - December 31, 2012
(Dollars in thousands, except per unit amounts)

		Total	Estimated	Estimated		NOI
		Incurred	Remaining	Total	Project	For the year ended
Region/Project Name	Units	To Date	Cost	Cost	Start Date	2012	2011

Same-property - Redevelopment Projects (1) (2)
Northern California
Marina Cove, Santa Clara, CA	292	$6,356	$3,502	$9,858	Jun-07
Pointe at Cupertino, Cupertino, CA	116	7,221	2,732	9,953	Jan-10
Magnolia Square, Sunnyvale, CA	188	7,683	5,606	13,289	Sep-10
Southern California
CentrePointe, San Diego, CA	224	8,662	1,582	10,244	Oct-11
Total Same-property - Redevelopment Projects	820	$29,922	$13,422	$43,344		$12,033	$10,261

Non-same property - Redevelopment Projects
Seattle Metro
Woodland Commons, Bellevue, WA (3)	236	14,268	7,306	21,574	Jun-07
Total Non-same property - Redevelopment Projects	236	$14,268	$7,306	$21,574		$2,040	$1,798

(1)	Redevelopment activities are ongoing at these communities, but the communities have stabilized operations, therefore results are classified in same-property.operations.
(2)
The Company incurred $0.5 million and $1.7 million of vacancy loss, respectively, during the three and twelve months ended December 31, 2012 caused by the redevelopment of unit interiors which totaled 265 and 942 units during the three and twelve months ended December 31, 2012, respectively. The Company's co-investments incurred $0.2 million of vacancy loss during the twelve months ended December 31, 2012 related to the redevelopment of 106 unit interiors.

(3)
The Company finished construction of 66 additional apartment homes in September 2012, and the total estimated cost includes the completion of a new leasing office, pool area, fitness center, other common area amenities, and interior unit turns.  All new homes are occupied or leased as of December 2012.

Non-revenue Generating Capital Expenditures	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q2 2011
Non-revenue generating capital expenditures	$14,715	$8,736	$5,840	$1,200	$12,144	$6,235	$4,778
Average apartment units in quarter	28,269	27,815	27,457	27,221	27,241	26,964	26,944
Capital expenditures per apartment unit in the quarter	$521	$314	$213	$44	$446	$231	$177
Capital expenditures per apartment unit-trailing four quarters	$1,079	$1,004	$926	$895	$958	$892	$966

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Co-investments - December 31, 2012	Essex		Total		Essex	Weighted	Remaining	For the Quarter		For the
(Dollars in thousands)	Ownership		Undepreciated	Debt	Book	Average	Term of	Ended December 31,		Year Ended
	Percentage	Units	Book Value	Amount	Value	Borrowing Rate	Debt	2012	2011	2012	2011

Operating Joint Ventures								Net Operating Income

Essex Apartment Value Fund II, L.P. (Fund II) (1)	28.2%	1,284	$246,218	$111,080	$53,601	4.5%	1.5	$7,268	$8,500	$33,936	$31,958
Wesco I, LLC (2)	50.0%	2,713	660,533	361,249	143,874	4.0%	10.2	6,992	3,824	23,445	6,718
Wesco III, LLC (2) (3)	50.0%	264	44,954	26,000	9,941	2.4%	0.2	252	-	252	-
Total Operating Joint Ventures (4)		4,261	$951,705	$498,329	$207,416	4.0%	7.7	$14,512	$12,324	$57,633	$38,676

								Essex Portion of NOI and Expenses
Essex portion of NOI								$5,672	$5,151	$24,143	$15,008
Essex portion of depreciation								(3,213)	(4,145)	(14,152)	(12,642)
Essex portion of interest expense and other								(2,179)	(2,561)	(10,987)	(7,283)
Essex portion of gain								29,112	-	29,112	919
Essex portion of net (income) loss from operating joint ventures								$29,392	$(1,555)	$28,116	$(3,998)

Development Joint Ventures (5)	50/55%	2,384	$464,700	$81,675	221,665	1.8%	33.9	$(50)	$-	$182	$-

Essex portion of net income (loss) from joint ventures								$29,342	$(1,555)	$28,298	$(3,998)

						Weighted	Weighted
						Average	Average
						Preferred	Expected
						Return	Term
								Income from Preferred Equity Investments
Preferred Equity Investments					142,264	10.2%	4.9	$3,405	$1,418	$13,447	$3,531

Total Co-investments					$571,345			32,747	$(137)	$41,745	$(467)

(1)
The Company has a 28.2% interest as a general partner and limited partner in Fund II, and may earn promote income if Fund II exceeds certain financial return benchmarks.  During Q4 2012, 7 of the 14 properties in Fund II were sold, and the fourth quarter NOI for the 7 remaining assets was $4.3 million.

(2)	The Company has a 50% interest in Wesco I and III and the Company may earn promote income if the co-investment exceeds certain financial benchmarks.
(3)	The Company provided a $26.0 million short-term bridge loan to Wesco III at a rate of LIBOR + 250, permanent secured financing is expected to be placed on the property by the end of Q1 2013.
(4)
The Company had a 47% effective interest + promoted interest, and a 50% voting interest in Essex Skyline at MacArthur Place, until April 2012 when the Company acquired the joint venture partner's membership interest and for Q2 2012 the Company consolidated the community.

(5)
The Company has interests in seven development co-investments, which are developing projects located in Seattle, Washington, and San Francisco, San Mateo, Dublin, San Jose, and West Hollywood, California.  NOI generated from the lease-up of Expo is included in Development Joint Ventures, and operations from Expo will be reclassified to Operating Joint Ventures in Q1 2013.

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Summary of Consolidated Co-Investments and Noncontrolling Interest - December 31, 2012
(Dollars in thousands)

The Company enters into co-investment transactions with third party developers, owners and investors of apartment communities.  In accordance with GAAP, the Company consolidates certain of these co-investment transactions, resulting in noncontrolling interests corresponding to the ownership interest of the third-party developer, owner or investor.

The following table summarizes the consolidated co-investments and noncontrolling interest:

					Operations for the year ended
	Balance as of December 31, 2012				December 31, 2012
	Investment in	Related	Noncontrolling	DownREIT		Operating
	Real Estate	Debt	Interest	Units Outstanding (1)	Revenue	Expenses	NOI

Noncontrolling Interest - DownREIT:
Barkley Apartments	$8,569	$16,784	$1,992	76,205	$2,506	$921	$1,585
Brentwood	13,832	19,283	2,568	58,884	2,500	710	1,790
Brookside Oaks	32,364	19,974	2,327	84,095	3,611	860	2,751
Capri at Sunny Hills	16,024	-	2,968	159,890	2,431	684	1,747
Hidden Valley (2)	38,276	30,602	6,089	62,647	5,423	1,678	3,745
Highridge Apartments	29,936	44,807	3,128	272,158	6,221	1,419	4,802
Montejo Apartments	8,115	13,307	1,216	29,319	1,890	486	1,404
The Elliot at Mukilteo	15,369	10,750	1,515	102,713	3,184	1,333	1,851
Magnolia Square	31,128	18,466	6,356	57,231	3,877	1,173	2,704
Treehouse Apartments	12,789	17,269	2,951	67,728	2,563	698	1,865
Valley Park Apartments	13,830	22,592	296	21,630	2,912	627	2,285
Villa Angelina Apartments	19,408	27,542	1,717	46,931	3,890	1,012	2,878

	$239,640	$241,376	33,123	1,039,431	$41,008	$11,601	$29,407

Other Components of Noncontrolling Interest:
Hillsdale Garden Apartments (3)	$111,813		21,219		$15,742	$5,365	$10,377
Joint Venture - Development (4)	$28,500		4,000
Operating Limited Partnership Units and Other			56,970
Total Noncontrolling Interest			$115,312

(1)	Generally, DownREIT units are redeemed for cash at a value equal to Essex's common stock price.
(2)	The DownREIT has a 75% interest in this community and a joint venture partner has a 25% interest.
(3)	The Company has an 81.5% interest in this community and the joint venture partner has an 18.5% interest.
(4)	The Company consolidates one joint venture development located in Walnut Creek, California, in which the Company has a 50% interest.

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Income From Discontinued Operations and Selected Financial Data - December 31, 2012
(Dollars in thousands)

Income from Discontinued Operations

During the twelve months ended December 31, 2012, the Company sold properties located in San Diego, California including Tierra del Sol/Norte, 156-units, and Alpine Country, 108-units, for gross proceeds of $28.3 million resulting in a gain of $9.8 million.

	Three Months Ended		Year Ended
	December 31,		Decemeber 31,
	2012	2011	2012	2011
Rental revenues	$-	$842	$608	$4,081
Property operating expenses	-	(403)	(260)	(1,861)
Depreciation and amortization	-	(223)	(94)	(1,115)
Income from real estate sold	-	216	254	1,105
Gain on sale, net of internal disposition costs and taxes	-	3,159	9,783	7,543
Income from discontinued operations	$-	$3,375	$10,037	$8,648

Shares Outstanding and Potentially Dilutive Securities

	Q4 2012	Actual	YTD 2012
	Weighted Avg.	As of 12/31/12	Weighted Avg.
Common Shares	35,914,593	36,442,994	35,032,491
Stock Options and Series G Preferred Stock	111,296	147,984	126,449
Weighted Avg. Shares Diluted - EPS	36,025,889	36,590,978	35,158,940
Operating Limited Partnership Units	2,156,680	2,122,381	2,219,046
Weighted Avg. Shares Diluted - FFO	38,182,569	38,713,359	37,377,986

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.
Assumptions for 2013 FFO Guidance Range
($'s in thousands, except share and per share data)

		Low - end of	High - end of
	Actual	Guidance range	Guidance range
	YTD 2012	2013	2013
Net Operating Income ("NOI")
Total NOI from consolidated communities	$358,196	$398,800	$404,300

Accretion from external growth, net of dispositions	$-	$500	$500

Management Fees	$11,489	$11,500	$12,000

Interest Expense
Interest and amortization expense, before capitalized interest	$(122,228)	$(127,200)	$(124,200)
Projected interest capitalized	10,340	14,500	15,500
Net interest expense	(111,888)	(112,700)	(108,700)

Recurring Income and Expenses
Interest and other income	$10,715	$8,900	$9,900
FFO from co-investments	26,883	27,900	28,700
General and administrative expense	(21,052)	(23,000)	(24,000)
Cost of management and other fees	(6,513)	(6,800)	(6,800)
Preferred dividends and non-controlling interest	(12,834)	(13,500)	(13,500)
	(2,801)	(6,500)	(5,700)

Non-Core Income and Expenses
Promote income from co-investment	$2,299	$3,000	$6,000
Gains on sales of marketable securities and land	819	3,300	3,300
Loss on early retirement of debt	(5,009)	(1,000)	-
Acquisition costs	(2,255)	(1,400)	(1,800)
	(4,146)	3,900	7,500

Funds from Operations	$250,850	$295,500	$309,900

Funds from Operations per diluted Share	$6.71	$7.50	$7.90

% Change - Funds from Operations	16.9%	11.8%	17.6%

Funds from Operations excluding non-core items	$254,996	$291,600	$302,400

Core Funds from Operations per diluted Share	$6.82	$7.40	$7.70

% Change - Core Funds from Operations	20.9%	8.5%	12.9%

Weighted average shares outstanding	37,377,986	39,400,000	39,250,000

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Summary of Apartment Community Acquisitions and Dispositions Activity
Twelve months ended December 31, 2012 and Q1 2013 to date
(Dollars in thousands)

Acquisitions			Essex
			Ownership				Assumed Debt	Assumed Debt	Assumed Debt	Price per	Average
Property Name	Location	Units	Percentage	Ownership	Date	Price	Principal	Stated Rate	Effective Rate	Unit	Rent
Bon Terra	Redmond, WA	60	100%	EPLP	Jan-12	$16,000	$-			$267	$1,403
Reed Square	Sunnyvale, CA	100	100%	EPLP	Jan-12	23,000	-			230	1,503
	Q1 2012 Total	160				39,000	-			244

Skyline (1)	Santa Ana, CA	349	100%	EPLP	Apr-12	85,000	-			487	3,042
Park Catalina	Los Angeles, CA	90	100%	EPLP	Jun-12	23,650	-			263	1,592
The Huntington	Huntington Beach, CA	276	100%	EPLP	Jun-12	48,250	30,300	5.7%	3.3%	175	1,254
	Q2 2012 Total	715				156,900	30,300			219

Montebello	Kirkland, WA	248	100%	EPLP	Jul-12	52,000	26,515	5.6%	3.1%	210	1,341
Riley Square	Santa Clara, CA	156	50%	Wesco I, LLC	Aug-12	38,250	17,500	5.2%	3.1%	245	1,644
Park West	San Francisco, CA	126	100%	EPLP	Sep-12	31,600	-			251	1,561
Domaine	Seattle, WA	92	100%	EPLP	Sep-12	34,000	14,600	5.7%	3.0%	370	1,910
	Q3 2012 Total	622				155,850	58,615			251

Ascent	Kirkland, WA	90	100%	EPLP	Oct-12	15,850	-			176	1,155
Willow Lake	San Jose, CA	508	100%	EPLP	Oct-12	148,000	-			291	1,758
Madrid (2)	Mission Viejo, CA	230	50%	Wesco I, LLC	Nov-12	(2)	33,266	5.3%	2.6%	-	1,616
Haver Hill	Fullerton, CA	264	50%	Wesco III, LLC	Nov-12	45,600	-			173	1,283
Bennett Lofts	San Francisco, CA	113	100%	EPLP	Dec-12	73,730	-			652	3,028
Pacific Electric Lofts (2)	Los Angeles, CA	314	50%	Wesco I, LLC	Dec-12	(2)	46,939	4.0%	2.5%	-	1,722
	Q4 2012 Total	1,519				450,180	80,205			296

	Total 2012	3,016				$801,930	$169,120			$266

Annaliese	Seattle, WA	56	100%	EPLP	Jan-13	$19,000	$-			$339	$1,734
Bennett Lofts	San Francisco, CA	34	100%	EPLP	Jan-13	22,220	-			654	3,028
	Q1 2013 to date	90				$41,220	$-			$458

Dispositions			Essex
			Ownership				Assumed	Assumed Debt	Assumed Debt	Price per	Average
Property Name	Location	Units	Percentage	Ownership	Date	Price	Debt	Stated Interest	Effective Interest	Unit	Rent
Tierra Del Sol/Norte	San Diego, CA	156	100%	EPLP	Mar-12	$17,200	$-	-	-	$110	$951
Alpine Country	San Diego, CA	108	100%	EPLP	Mar-12	11,100	-	-	-	103	947
Parcwood	Corona, CA	312	28.2%	Fund II	Oct-12	42,200	-	-	-	135	1,018
Regency Tower	Oakland, CA	178	28.2%	Fund II	Oct-12	31,000	-	-	-	174	1,401
Studio 40-41	Studio City, CA	149	28.2%	Fund II	Oct-12	56,300	-	-	-	378	1,977
Tower @ 801	Seattle, WA	173	28.2%	Fund II	Oct-12	50,100	-	-	-	290	1,448
Cielo	Chatsworth, CA	119	28.2%	Fund II	Nov-12	33,100	-	-	-	278	1,668
Echo Ridge	Snoqualmie, WA	120	28.2%	Fund II	Dec-12	26,500	-	-	-	221	1,380
The Enclave	San Jose, CA	637	28.2%	Fund II	Dec-12	173,750	-	-	-	273	1,627
	2012	1,952				$441,250	$-	-	-	$226

(1)
In April 2012, the Company purchased the joint venture partner's remaining membership interest in the co-investment Essex Skyline at MacArthur Place for a purchase price of $85 million. The property is now consolidated.

(2)	In accordance with terms of the purchase agreements, purchase price of the properties are not being disclosed by the Company.

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C

2013 MSA Level Forecasts: Supply, Jobs and Apartment Market Conditions
	Residential Supply (1)					Job Forecast (2)		Market Forecast (3)
Market	New MF Supply	New SF Supply	Total Supply	% of MF Supply to MF Stock	% of Total Supply to Total Stock	Est.New Jobs Dec-Dec	% Growth	Estimated Rent Growth	Estimated Year End Occupancy

Seattle	6,900	5,888	12,788	1.7%	1.1%	41,000	2.8%	6.5%	96.0%

San Francisco	4,000	441	4,441	1.1%	0.6%	25,500	2.5%	7.0%	96.7%
Oakland	1,800	2,563	4,363	0.6%	0.4%	18,000	1.8%	6.5%	96.5%
San Jose	4,100	1,475	5,575	1.9%	0.9%	25,000	2.7%	7.5%	96.7%
No. Cal.	9,900	4,479	14,379	1.1%	0.6%	68,500	2.4%	7.1%	96.6%

Ventura	500	224	724	0.8%	0.3%	3,500	1.2%	4.0%	95.5%
Los Angeles	5,000	2,667	7,667	0.3%	0.2%	70,000	1.8%	6.5%	96.0%
Orange	2,800	2,111	4,911	0.8%	0.5%	25,000	1.8%	5.3%	96.0%
San Diego	3,200	2,133	5,333	0.8%	0.5%	19,000	1.5%	4.0%	95.5%
So. Cal.	11,500	7,135	18,635	0.5%	0.3%	117,500	1.7%	5.4%	95.9%

Weighted Average (4)	28,300	17,502	45,802	0.8%	0.5%	227,000	2.0%	6.1%	96.0%

All data are based on Essex Property Trust, Inc. forecasts.

U.S. Economic Assumptions: 2013 G.D.P. Growth:  2.3% , 2013 Job Growth: 1.6%

(1) New Residential Supply:  MF reflects Company's internal estimate of actual multifamily deliveries; SF is based on 12 month single family trailing permits reported by the US Census Bureau

(2) Job Forecast: refers to the difference between total non-farm industry employment (not seasonally adjusted) projected through Dec 2013 over estimated Dec 2012, expressed as total new jobs and growth rates.

(3) Market Forecast: the estimated rent growth represents the forecasted change in effective market rents for Q4 2013 vs Q4 2012 (excludes submarkets not targeted by Essex).  The estimated year end occupancy represents the Company's forecast of physical market occupancy rates at Q4 2013.

(4) Weighted Average: markets weighted by economic rent in the Company's portfolio.

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C
New Residential Supply: Permits as a % of Current Stock (12 Month Permit Period: Trailing 12 Months November 2012)

	Single Family Data					Multi-Family Data			All Residential Data
Market	Q3 2012 Median SF Price (1)	Q3 2012 SF Affordability (2)	SF Stock 2012	SF Permits Last 12 Months	% of Stock	MF Stock 2012	MF Permits Last 12 months	% of Stock	Total Residential Permits Last 12 Months	% of Stock
New York	$467,800	61%	1,163,000	1,404	0.1%	3,536,000	13,664	0.4%	15,068	0.3%
Nassau-Suffolk	$387,500	115%	859,000	1,156	0.1%	184,000	488	0.3%	1,644	0.2%
Chicago	$184,400	169%	2,299,000	5,596	0.2%	1,506,000	3,794	0.3%	9,390	0.2%
Boston	$365,800	97%	1,035,000	3,981	0.4%	863,000	4,041	0.5%	8,022	0.4%
Philadelphia	$223,800	138%	1,836,000	5,251	0.3%	611,000	3,036	0.5%	8,287	0.3%
Baltimore	$254,200	132%	864,000	3,822	0.4%	280,000	2,557	0.9%	6,379	0.6%
Atlanta	$106,700	276%	1,631,000	8,914	0.5%	548,000	4,368	0.8%	13,282	0.6%
Miami/Ft. Lauderdale	$209,200	121%	1,345,000	5,155	0.4%	1,132,000	6,962	0.6%	12,117	0.5%
Minneapolis	$181,500	182%	997,000	5,402	0.5%	367,000	5,067	1.4%	10,469	0.8%
Las Vegas	$137,900	209%	554,000	6,080	1.1%	299,000	1,152	0.4%	7,232	0.8%
Phoenix	$153,400	187%	1,393,000	11,781	0.8%	430,000	2,502	0.6%	14,283	0.8%
Portland	$239,200	121%	669,000	4,464	0.7%	267,000	3,117	1.2%	7,581	0.8%
Wash. D.C.	$362,300	118%	1,506,000	10,864	0.7%	744,000	10,955	1.5%	21,819	1.0%
Orlando	$135,400	192%	692,000	6,924	1.0%	265,000	4,539	1.7%	11,463	1.2%
Denver	$260,300	119%	742,000	5,499	0.7%	349,000	6,799	1.9%	12,298	1.1%
Dallas-Ft. Worth	$165,200	178%	1,804,000	17,712	1.0%	753,000	15,523	2.1%	33,235	1.3%
Houston	$167,500	173%	1,672,000	28,084	1.7%	703,000	14,192	2.0%	42,276	1.8%
Austin	$207,900	145%	496,000	7,983	1.6%	237,000	10,242	4.3%	18,225	2.5%
Totals/Averages	$227,773	156%	21,557,000	140,072	0.6%	13,074,000	112,998	0.9%	253,070	0.7%

Seattle	$327,865	103%	745,000	5,888	0.8%	403,000	8,309	2.1%	14,197	1.2%

San Francisco	$725,500	53%	384,000	441	0.1%	380,000	3,690	1.0%	4,131	0.5%
Oakland	$375,000	96%	673,000	2,563	0.4%	316,000	1,984	0.6%	4,547	0.5%
San Jose	$627,000	66%	437,000	1,475	0.3%	217,000	3,842	1.8%	5,317	0.8%
No. Cal.	$538,799	76%	1,494,000	4,479	0.3%	913,000	9,516	1.0%	13,995	0.6%

Los Angeles	$350,000	81%	1,991,000	2,667	0.1%	1,469,000	8,582	0.6%	11,249	0.3%
Ventura	$418,000	92%	223,000	224	0.1%	60,000	337	0.6%	561	0.2%
Orange	$515,000	71%	697,000	2,111	0.3%	359,000	3,057	0.9%	5,168	0.5%
San Diego	$375,000	85%	750,000	2,133	0.3%	424,000	3,134	0.7%	5,267	0.4%
So. Cal.	$390,677	81%	3,661,000	7,135	0.2%	2,312,000	15,110	0.7%	22,245	0.4%

Average of Essex Markets	$420,253	82%	5,900,000	17,502	0.3%	3,628,000	32,935	0.9%	50,437	0.5%
Permits:  Single Family equals 1 unit, Multi-Family equals 5 or more units.
Sources: Single Family/Multi-Family Stock - US Census, Essex, Permits - U.S. Census, Axiometrics, Mortgage Rates - Freddie Mac, Essex.
(1) Median Home Prices -  Axiometrics, National Association of Realtors, DataQuick, Essex.
(2) Single Family Affordability - Equals the ratio of the actual median household income to the income required to purchase the median priced home.
The required income is defined such that the mortgage payment is 30% of said income, assuming a 5% down payment and a 30-year fixed mortgage rate (3.5%).
Median household income: EASI.

See Company's 10-K and 10-Q for additional disclosures

ESSEX PROPERTY TRUST, INC. APARTMENT COMMUNITIES
Real Estate Information as of January 31, 2013

					Square	Year	Year	Property	Age of
Property Name	Address	City	State	Units	Footage	Acquired	Built	Ownership	Property

NORTHERN CALIFORNIA
Santa Clara County
The Commons	275 Union Avenue	Campbell	CA	264	153,168	2010	1973	EPLP	39
Pointe at Cupertino	19920 Olivewood Street	Cupertino	CA	116	135,200	1998	1963	EPLP	49
Bella Villagio	383 Vista Roma Way	San Jose	CA	231	227,511	2010	2004	EPLP	8
Epic - Phases I & II	545 River Oaks Parkway	San Jose	CA	569	472,236			JV-55%
Carlyle, The	2909 Nieman Boulevard	San Jose	CA	132	129,200	2000	2000	EPLP	12
Esplanade	350 East Taylor St.	San Jose	CA	278	279,000	2004	2002	EPLP	10
Waterford, The	1700 N. First Street	San Jose	CA	238	219,600	2000	2000	EPLP	12
101 San Fernando	99 S. Fourth Street	San Jose	CA	323	296,078	2010	2001	EPLP	11
Willow Lake	1331 Lakeshore Circle	San Jose	CA	508	471,744	2012	1989	EPLP	23
1000 Kiely	1000 Kiely Blvd.	Santa Clara	CA	121	128,486	2011	1971	EPLP	41
Le Parc	440 N. Winchester Avenue	Santa Clara	CA	140	113,200	1994	1975	EPLP	37
Marina Cove	3480 Granada Avenue	Santa Clara	CA	292	250,200	1994	1974	EPLP	38
Riley Square	3707 Poinciana Drive	Santa Clara	CA	156	126,900	2012	1972	Wesco I	40
Bristol Commons	732 E. Evelyn Avenue	Sunnyvale	CA	188	142,600	1995	1989	EPLP	23
Brookside Oaks	1651 Belleville Way	Sunnyvale	CA	170	119,900	2000	1973	DownREIT	39
Magnolia Lane	113 South Mary Avenue	Sunnyvale	CA	32	31,541	2007	2001	EPLP	11
Montclaire	450 N. Mathilda Avenue	Sunnyvale	CA	390	294,100	1988	1973	EPLP	39
Reed Square	1070 Reed Avenue	Sunnyvale	CA	100	95,440	2011	1970	EPLP	42
Summerhill Park	972 Corte Madera Avenue	Sunnyvale	CA	100	78,500	1988	1988	EPLP	24
Magnolia Square	107 South Mary Avenue	Sunnyvale	CA	156	110,824	2007	1969	DownREIT	43
Via	315 Tasman Drive	Sunnyvale	CA	284	309,421	2011	2011	EPLP	1
Windsor Ridge	825 E. Evelyn Avenue	Sunnyvale	CA	216	161,800	1989	1989	EPLP	23
			13%	4,435	3,874,413
Alameda County
Fourth & U	700 University Avenue	Berkeley	CA	171	146,255	2010	2010	EPLP	2
Briarwood	4200 Bay Street	Fremont	CA	160	111,160	2011	1978	Wesco I	34
Stevenson Place	4141 Stevenson Blvd.	Fremont	CA	200	146,200	2000	1975	EPLP	37
The Woods	40640 High Street	Fremont	CA	160	105,280	2011	1978	Wesco I	34
Boulevard	40001 Fremont Blvd.	Fremont	CA	172	131,200	1996	1978	EPLP	34
City View	25200 Carlos Bee Blvd.	Hayward	CA	572	462,400	1998	1975	EPLP	37
The Grand	100 Grand Avenue	Oakland	CA	243	205,026	2009	2009	EPLP	3
Bridgeport	36826 Cherry Street	Newark	CA	184	139,000	1987	1987	EPLP	25
Alderwood Park Apartments	37057 Magnolia Street	Newark	CA	96	74,624	2006	1987	Fund II	25
			6%	1,958	1,521,145
Contra Costa County
Connolly Station (formerly Linc)	6600 Golden Gate Drive	Dublin	CA	309	286,348			JV-55%
64th & Christie	64th and Christie Avenue	Emeryville	CA	190	148,935			EPLP
San Marcos	2601 Hilltop Drive	Richmond	CA	432	407,600	2003	2003	EPLP	9
Bel Air	2000 Shoreline Drive	San Ramon	CA	462	391,000	1995	1988	EPLP	24
Foothill Gardens	1110 Harness Drive	San Ramon	CA	132	155,100	1997	1985	EPLP	27
Twin Creeks	2711-2731 Morgan Drive	San Ramon	CA	44	51,700	1997	1985	EPLP	27
Canyon Oaks	1 Amberstone Lane	San Ramon	CA	250	237,894	2007	2005	EPLP	7
Mill Creek at Windermere	2100 Waterstone Place	San Ramon	CA	400	381,060	2007	2005	EPLP	7
			5%	1,720	1,624,354
San Mateo County
Carlmont Woods	2515 Carlmont Drive	Belmont	CA	195	107,200	2004	1971	Fund II	41
Belmont Terrace	1606 Continetals Way	Belmont	CA	71	72,951	2006	1974	EPLP	38
Harbor Cove	900 E. Hillsdale Blvd.	Foster City	CA	400	306,600	2004	1971	Fund II	41
Davey Glen	200 Davey Glen Road	Belmont	CA	69	65,974	2006	1962	Fund II	50
Hillsdale Garden	3421 Edison Avenue	San Mateo	CA	697	611,505	2006	1948	JV - 81.5%	64
Elkhorn	1950 Elkhorn Court	San Mateo	CA	197	140,547			JV - 55%
			4%	1,432	1,164,230

San Francisco and Marin Counties
Mt. Sutro Terrace Apartments	480 Warren Drive	San Francisco	CA	99	64,000	1999	1973	EPLP	39
Park West	121 Funston	San Francisco	CA	126	90,060	2012	1958	EPLP	54
Bennett Lofts	530, 542, 548 Brannan	San Francisco	CA	147	184,713	2012	2004	EPLP	8
	208 Pennsylvania and 1001 Mariposa
Folsom and Fifth	900 Folsom Street and 250 Fifth Street	San Francisco	CA	463	371,072			JV-55%
Vista Belvedere	15 Red Hill Circle	Tiburon	CA	76	78,300	2004	1963	EPLP	49
			1%	448	417,073

Other
Tuscana	315 Mt. Oso	Tracy	CA	30	29,088	2007	2007	EPLP	5
Harvest Park	2327 Summercreek Drive	Santa Rosa	CA	104	116,628	2007	2004	EPLP	8
Chestnut Street Apartments	143 Chestnut Avenue	Santa Cruz	CA	96	87,640	2008	2002	EPLP	10
			1%	230	233,356

Total Northern California			30%	10,223	8,834,571				27

SOUTHERN CALIFORNIA
Los Angeles County
Regency at Encino	15506 Moorpark Street	Encino	CA	75	78,487	2009	1989	EPLP	23
416 on Broadway	412 East Broadway	Glendale	CA	115	126,782	2010	2009	EPLP	3
Hampton Court	1136 N. Columbus Avenue	Glendale	CA	83	71,500	1999	1974	EPLP	38
Hampton Place	245 W. Loraine Street	Glendale	CA	132	141,500	1999	1970	EPLP	42
Marbrisa	1809 Termino Ave.	Long Beach	CA	202	122,800	2002	1987	EPLP	25
Pathways	5945 E. Pacific Coast Hwy.	Long Beach	CA	296	197,700	1991	1975	EPLP	37
Bellerive	1921 Beloit Avenue	Los Angeles	CA	63	79,296	2011	2011	EPLP	1
Bunker Hill	222 and 234 S. Figueroa St.	Los Angeles	CA	456	346,600	1998	1968	EPLP	44
Cochran Apartments	612 South Cochran	Los Angeles	CA	58	51,400	1998	1989	EPLP	23
Kings Road	733 North Kings Road	Los Angeles	CA	196	132,100	1997	1979	EPLP	33
Marbella	600 South Detroit Street	Los Angeles	CA	60	50,108	2005	1991	EPLP	21
Belmont Station	1302 West 2nd St.	Los Angeles	CA	275	225,000	2009	2009	EPLP	3
Pacific Electric Lofts	610 South Main Street	Los Angeles	CA	314	277,980	2012	2006	Wesco I	6
Park Catalina	690 South Catalina Street	Los Angeles	CA	90	72,864	2012	2002	EPLP	10
Park Place	400 S. Detroit Street	Los Angeles	CA	60	48,000	1997	1988	EPLP	24
Windsor Court	401 S. Detroit Street	Los Angeles	CA	58	46,600	1997	1988	EPLP	24
Renaissance	630 South Masselin Avenue	Los Angeles	CA	169	154,268	2006	1990	Fund II	22
Santee Court	716 S. Los Angeles Street	Los Angeles	CA	165	132,040	2010	2004	EPLP	8
Santee Village	743 South Santee Street	Los Angeles	CA	73	69,817	2011	2011	EPLP	1
Marina City Club	4333 Admiralty Way	Marina Del Rey	CA	101	127,200	2004	1971	EPLP	41
Mirabella	13701 Marina Point Drive	Marina Del Rey	CA	188	176,800	2000	2000	EPLP	12
Muse	5451 Vineland Avenue	North Hollywood	CA	152	135,292	2011	2011	EPLP	1
Monterra del Mar	280 E. Del Mar Boulevard	Pasadena	CA	123	74,400	1997	1972	EPLP	40
Monterra del Rey	350 Madison	Pasadena	CA	84	73,100	1999	1972	EPLP	40
Monterra del Sol	280 South Euclid	Pasadena	CA	85	69,200	1999	1972	EPLP	40
Fountain Park	13141 Fountain Park Drive	Playa Vista	CA	705	608,900	2004	2002	EPLP	10

1

ESSEX PROPERTY TRUST, INC. APARTMENT COMMUNITIES
Real Estate Information as of January 31, 2013

					Square	Year	Year	Property	Age of
Property Name	Address	City	State	Units	Footage	Acquired	Built	Ownership	Property

Highridge	28125 Peacock Ridge Drive	Rancho Palos Verde	CA	255	290,200	1997	1972	DownREIT	40
Coldwater Canyon	4250 Codlwater Canyon	Studio City	CA	39	34,125	2007	1979	EPLP	33
Allegro	11945 Magnolia Blvd.	Valley Village	CA	97	127,812	2010	2010	EPLP	2
Valley Village	12005 Albers Street	Valley Village	CA	121	129,393			EPLP
Walnut Heights	20700 San Jose Hills Road	Walnut	CA	163	146,700	2003	1964	EPLP	48
The Huxley (formerly Fountain at La Brea)	1216-1234 North La Brea Avenue	West Hollywood	CA	187	154,776			JV - 50%
The Dylan (formerly Santa Monica at La Brea)	1111 North La Brea Avenue	West Hollywood	CA	184	150,678			JV - 50%
Avondale at Warner Center	22222 Victory Blvd.	Woodland Hills	CA	446	331,000	1999	1970	EPLP	42
Reveal	21201 Kittridge Street	Woodland Hills	CA	438	414,892	2011	2010	Wesco I	2
			17%	5,816	5,034,463
Ventura County
Camarillo Oaks	921 Paseo Camarillo	Camarillo	CA	564	459,000	1996	1985	EPLP	27
Camino Ruiz Square	105 Camino Ruiz	Camarillo	CA	160	105,448	2006	1990	EPLP	22
Arbors at Parc Rose	1500 Tulipan Circle	Oxnard	CA	373	503,196	2011	2001	Wesco I	11
Mariner's Place	711 South B Street	Oxnard	CA	105	77,200	2000	1987	EPLP	25
Tierra Vista	1750 Montevina Circle	Oxnard	CA	404	387,100	2001	2001	EPLP	11
Monterey Villas	1040 Kelp Lane	Oxnard	CA	122	122,100	1997	1974	EPLP	38
Meadowood	1733 Cochran Street	Simi Valley	CA	320	264,500	1996	1986	EPLP	26
Hidden Valley	5065 Hidden Park Court	Simi Valley	CA	324	310,900	2004	2004	DownREIT	8
Lofts at Pinehurst,The	1021 Scandia Avenue	Ventura	CA	118	71,100	1997	1971	EPLP	41
Hillcrest Park	1800 West Hillcrest Drive	Newbury Park	CA	608	521,900	1998	1973	EPLP	39
Pinehurst	3980 Telegraph Road	Ventura	CA	28	21,200	2004	1973	EPLP	39
Woodside Village	675 Providence Ave.	Ventura	CA	145	136,500	2004	1987	EPLP	25
			10%	3,271	2,980,144

Santa Barbara County
Chimney Sweep	775 Camino Del Sur Drive	Goleta	CA	91		2006	1967	EPLP	45
CBC	6721 El Colegio Drive	Goleta	CA	148		2006	1962	EPLP	50
Hope Ranch (Continental Apartments)	3968-3974 & 3999 Via Lucero	Santa Barbara	CA	108		2007	1965	EPLP	47
Hope Ranch (Lucero Village)	3968-3974 & 3999 Via Lucero	Santa Barbara	CA			2007	1973	EPLP	39
			1%	347	306,608
Orange County
Anavia	2045 South State College Blvd.	Anaheim	CA	250	312,343	2010	2009	EPLP	3
Barkley Apartments	2400 E. Lincoln Ave.	Anahiem	CA	161	139,800	2000	1984	DownREIT	28
Valley Park Apartments	17300 Euclid Ave.	Fountain Valley	CA	160	169,700	2001	1969	DownREIT	43
Capri at Sunny Hills	2341 Daphne Place	Fullerton	CA	100	128,100	2001	1961	DownREIT	51
Haver Hill	3100 East Yorba Linda Boulevard	Fullerton	CA	264	224,130	2012	1973	Wesco III	39
Wilshire Promenade	141 West Wilshire Avenue	Fullerton	CA	149	128,000	1997	1992	EPLP	20
Montejo Apartments	12911 Dale St.	Garden Grove	CA	124	103,200	2001	1974	DownREIT	38
Huntington Breakers	21270 Beach Boulevard	Huntington Beach	CA	342	241,700	1997	1984	EPLP	28
The Huntington	8400 Edinger Avenue	Huntington Beach	CA	276	202,256	2012	1975	EPLP	37
Axis 2300	2300 DuPont Drive	Irvine	CA	115	170,714	2010	2010	EPLP	2
Hillsborough Park	1501 South Beach Boulevard	La Habra	CA	235	215,500	1999	1999	EPLP	13
Trabuco Villas	25362 Mosswood Way	Lake Forest	CA	132	131,000	1997	1985	EPLP	27
Madrid Apartments	28401 Los Alisos Boulevard	Mission Viejo	CA	230	228,099	2012	2000	Wesco I	12
Fairways Apartments	2 Pine Valley Lane	Newport Beach	CA	74	107,100	1999	1972	EPLP	40
Villa Angelina	201 E. Chapman Ave.	Placentia	CA	256	217,600	2001	1970	DownREIT	42
Brentwood Apartment Homes	2301 E. Santa Clara Ave.	Santa Ana	CA	140	154,800	2001	1970	DownREIT	42
Fairhaven Apartments	1300 E. Fairhaven	Santa Ana	CA	164	135,700	2001	1970	DownREIT	42
Essex Skyline at MacArthur Place	9 & 15 MacArthur Place	Santa Ana	CA	349	512,791	2010	2008	EPLP	4
			10%	3,521	3,522,533
San Diego County
Alpine Village	2055 Arnold Way	Alpine	CA	301	254,400	2002	1971	EPLP	41
Bonita Cedars	5155 Cedarwood Rd.	Bonita	CA	120	120,800	2002	1983	EPLP	29
Cambridge	660 F. St.	Chula Vista	CA	40	22,100	2002	1965	EPLP	47
Mesa Village	5265 Clairemont Mesa Blvd.	Clairemont	CA	133	43,600	2002	1963	EPLP	49
Mira Monte	10360 Maya Linda Rd.	Mira Mesa	CA	355	262,600	2002	1982	EPLP	30
Country Villas	283 Douglas Drive	Oceanside	CA	180	179,700	2002	1976	EPLP	36
Mission Hills	218 Rancho Del Oro	Oceanside	CA	282	244,000	2005	1984	EPLP	28
CentrePointe	6466 Friars Road	San Diego	CA	224	126,700	1997	1974	EPLP	38
Summit Park	8563 Lake Murray Blvd.	San Diego	CA	300	229,400	2002	1972	EPLP	40
Vista Capri - North	3277 Berger Ave.	San Diego	CA	106	51,800	2002	1975	EPLP	37
Shadow Point	9830 Dale Ave.	Spring Valley	CA	172	131,200	2002	1983	EPLP	29
			7%	2,213	1,666,300
Riverside County
Devonshire Apartments	2770 West Devonshire Ave.	Hemet	CA	276	207,200	2002	1988	EPLP	24
			1%	276	207,200

Total Southern California			46%	15,444	13,717,248				28

SEATTLE METRO AREA
Cedar Terrace	3205 115th Ave. NE	Bellevue	WA	180	174,200	2005	1984	EPLP	28
Courtyard Off Main	136 102nd Avenue SE	Bellevue	WA	109	108,388	2010	2000	EPLP	12
Emerald Ridge	3010 118th Avenue SE	Bellevue	WA	180	144,000	1994	1987	EPLP	25
Foothill Commons	13800 NE 9th Place	Bellevue	WA	388	288,300	1990	1978	EPLP	34
Palisades, The	13808 NE 12th	Bellevue	WA	192	159,700	1990	1977	EPLP	35
Sammamish View	16160 SE Eastgate Way	Bellevue	WA	153	133,500	1994	1986	EPLP	26
Woodland Commons	13700 NE 10th Place	Bellevue	WA	236	172,300	1990	1978	EPLP	34
Canyon Pointe	1630 228th St. SE	Bothell	WA	250	210,400	2003	1990	EPLP	22
Inglenook Court	14220 Juanita Drive, NE	Bothell	WA	224	183,600	1994	1985	EPLP	27
Salmon Run at Perry Creek	2109 228th Street SE	Bothell	WA	132	117,100	2000	2000	EPLP	12
Stonehedge Village	14690 143rd Blvd., NE	Bothell	WA	196	214,800	1997	1986	EPLP	26
Highlands at Wynhaven	1460 NE Hawthorne Street	Issaquah	WA	333	424,674	2008	2000	EPLP	12
Park Hill at Issaquah	22516 SE 56th Street	Issaquah	WA	245	277,700	1999	1999	EPLP	13
Wandering Creek	12910 SE 240th	Kent	WA	156	124,300	1995	1986	EPLP	26
Ascent	12062 Slater Avenue NE	Kirkland	WA	90	75,840	2012	1988	EPLP	24
Bridle Trails	6600 130th Avenue, NE	Kirkland	WA	108	99,700	1997	1986	EPLP	26
Evergreen Heights	12233 NE 131st Way	Kirkland	WA	200	188,300	1997	1990	EPLP	22
Corbella at Juanita Bay	9520 NE 120th Street	Kirkland	WA	169	103,339	2010	1978	EPLP	34
Montebello	12000 131st Lane NE	Kirkland	WA	248	272,734	2012	1996	EPLP	16
Laurels at Mill Creek	1110 164th Street SE	Mill Creek	WA	164	134,300	1996	1981	EPLP	31
Morning Run	18463 Blueberry Lane	Monroe	WA	222	221,786	2005	1991	Fund II	21
Anchor Village	9507 49th Avenue West	Mukilteo	WA	301	245,900	1997	1981	DownREIT	31
Castle Creek	7000 132nd Place, SE	Newcastle	WA	216	191,900	1998	1998	EPLP	14
Delano/Bon Terra	7805, 7903 and 7935 170th Place NE	Redmond	WA	126	116,340	2011	2011/2005	EPLP	1/7
Elevation	17202-17325 NE 85th Place	Redmond	WA	157	138,916	2010	1986	EPLP	26
Vesta (Redmond Hill East)	18666 Redmond Way	Redmond	WA	440	381,675	2011	1998	Wesco I	14
Redmond Hill West	6110 186th Place NE	Redmond	WA	442	350,275	2011	1985	Wesco I	27
Brighton Ridge	2307 NE 4th Street	Renton	WA	264	201,300	1996	1986	EPLP	26
Fairwood Pond	14700 SE Petrovitsky Rd.	Renton	WA	194	189,200	2004	1997	EPLP	15

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ESSEX PROPERTY TRUST, INC. APARTMENT COMMUNITIES
Real Estate Information as of January 31, 2013

					Square		Year	Year	Property	Age of
Property Name	Address	City	State	Units	Footage		Acquired	Built	Ownership	Property

Forest View	650 Duvall Ave. NE	Renton	WA	192	182,500		2003	1998	EPLP	14
Annaliese	118 6th Ave. N	Seattle	WA	56	48,216		2013	2009	EPLP	4
Eastlake 2851	2833 - 2851 Eastlake Avenue	Seattle	WA	133	234,086		2008	2008	Fund II	4
Fountain Court	2400 4th Street	Seattle	WA	320	207,000		2000	2000	EPLP	12
Joule	523 Broadway Avenue, East	Seattle	WA	295	191,109		2010	2010	JV - 99%	2
Linden Square	13530 Linden Avenue North	Seattle	WA	183	142,200		2000	1994	EPLP	18
Domaine	2483 Birch Avenue N	Seattle	WA	92	79,421		2012	2009	EPLP	3
Expo	100 Republican	Seattle	WA	275	191,290		2012	2012	JV - 50%
The Bernard	115 Warren Avenue North	Seattle	WA	63	43,151		2011	2008	EPLP	4
The Cairns	420 Yale Avenue	Seattle	WA	100	70,806		2007	2006	EPLP	6
Wharfside Pointe	3811 14th Avenue West	Seattle	WA	142	119,200		1994	1990	EPLP	22
Total Seattle Metro Area			24%	7,891	6,962,156					19

164	Apartment Communities		100%	33,558	29,513,975	(1)
9	Apartment Communities Under Construction			2,495	2,045,275	(2)

Avg. square footage	879			Definitions for Property Ownership
Avg. units per property	205		EPLP	The Company has a 100% ownership in the community.
Avg. age of property	26		Fund II	The community is owned by Fund II. The Company has a 28.2% interest in Fund II which is accounted for using the equity method of accounting.
			Wesco I	The community is owned by Wesco I, LLC. The Company has a 50% interest in Wesco I, LLC, which is accounted for using the equity method of accounting.
(1) Includes 265,536 square feet of retail or commercial space			Wesco III	The community is owned by Wesco III, LLC. The Company has a 50% interest in Wesco III, LLC, which is accounted for using the equity method of accounting.
(2) Includes 47,950 square feet of estimated retail or commercial space			DownREIT	The Company holds a 1% special limited partner interest in the partnerships which owns the community. In accordance with GAAP, the Company consolidates this community.
			JV - 99%	The Company has a 99% ownership in this development and is consolidated.
			JV - 81.5%	The Company has a 81.5% ownership in this community and is consolidated.
			JV-55%	The Company has a 55.0% ownership in this community and is not consolidated.
			JV - 50%	The Company has a 50% ownership in this community and is not consolidated.

OTHER REAL ESTATE ASSETS
Office/Retail Buildings
Essex Corporate Headquarter Bldg.	925 / 935 E. Meadow Dr.	Palo Alto	CA	31,900	1997 / 2007	1988 / 1962	EPLP
Derian Office Building	17461 Derian Av.	Irvine	CA	110,000	2000	1983	EPLP
Hollywood	6230 Sunset Blvd.	Los Angeles	CA	35,000	2006	1938	EPLP
Santa Clara Retail	3700 El Camino Real	Santa Clara	CA	139,000	2011	1970	EPLP
				315,900

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